OTHER LONG-TERM OBLIGATIONS (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Sep. 30, 2012	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]	Dec. 31, 2008 Predecessor [Member]
Restructuring (note 24)	0	0	0.1
Environmental and remedial	5.8	5.9	8.0
Lease obligation - paper recycling - long term	0	0	7.8
Other	3.1	3.1	3.3
Other long-term obligations (note 20)	8.9	9.0	19.2	20.2	13.4	13.3